UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2017

Senomyx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50791	33-0843840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4767 Nexus Centre Drive San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 646-8300 (Registrant’s telephone number, including area code

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on May 17, 2017 (the “Original 8-K”) by Senomyx, Inc. (the “Company”). As disclosed in the Original 8-K, because certain shares of common stock that were present at the Company’s 2017 annual meeting of stockholders held on May 11, 2017 (the “Annual Meeting”) were not delivered to the independent inspector of elections, the independent inspector of elections had not as of the date of the Original 8-K released its final tabulation of voting results for each of the matters submitted at the Annual Meeting. The Company is filing this amendment to provide the final voting results of the Annual Meeting and report certain additional matters.

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2017, Senomyx, Inc. (the “Company”) entered into a standstill agreement (the “Standstill Agreement”) with “Concerned Shareholders and Nominees of Senomyx” (“CSNS”) regarding the election of directors to the Company’s board of directors (the “Board”) at the Annual Meeting and certain related matters.

Annual Meeting Matters

Pursuant to the Standstill Agreement, CSNS irrevocably withdrew its previous nomination notices, its nominations of an alternative slate of seven directors set forth in its definitive proxy statement and GOLD proxy card, and its proxy solicitation in support of its alternative slate of directors in opposition to the Board, each with immediate effect.

Under the terms of the Standstill Agreement, CSNS also accepted that (i) a quorum was present at the Annual Meeting (ii) the Annual Meeting was properly held in accordance with the Company’s certificate of incorporation, bylaws and applicable law, and (iii) all business at the Annual Meeting was lawfully conducted. Additionally, CSNS waived any and all claims against or rights to contest the Annual Meeting in any respect, including with respect to the presence of a quorum or the validity of the Annual Meeting’s election results.

Standstill

Under the terms of the Standstill Agreement, until the first business day after the Company’s 2020 annual meeting of stockholders, CSNS agreed to customary standstill provisions with regards to share purchases, proxy contests, non-disparagement, litigation, and other related matters during the term of the Standstill Agreement. Additionally, the Company agreed during the term of the Standstill Agreement not to disparage CSNS and to abstain from pursuing any lawsuit or proceeding against CSNS in connection with any events or circumstances related to the proxy contest or the Annual Meeting known to the Company as of the date of the Standstill Agreement.

The foregoing summary of the Standstill Agreement or any of the terms therein, as applicable, does not purport to be complete and is qualified in its entirety by reference to the full text of the Standstill Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2017, the independent inspector of elections for the Annual Meeting delivered to the Company its final tabulation of voting results for each of the matters submitted at the Annual Meeting.  The stockholders voted on the following proposals and cast their votes as described below.

Proposal 1: Election of Directors

Board of Directors Nominees

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen A. Block, Esq.	14,150,829	471,227	N/A
Mary Ann Gray, Ph.D.	14,168,921	453,135	N/A
Michael E. Herman	14,137,704	484,352	N/A
John Poyhonen	14,166,329	455,727	N/A
Kent Snyder	14,071,928	550,128	N/A
Dan Stebbins	14,168,094	453,962	N/A
Christopher Twomey	14,144,554	477,502	N/A

Concerned Shareholders and Nominees of Senomyx Nominees

Name	Votes For	Votes Withheld	Broker Non-Votes
Barry A. Igdaloff	6,934,287	396,273	N/A
Lee D. Keddie	6,933,587	396,973	N/A
Benjamin E. Large	6,935,587	394,973	N/A
Gus D. Halas	6,934,387	396,173	N/A
David W. Pointer	6,935,487	395,073	N/A
Robert G. Pearse	6,933,587	396,973	N/A
Mark D. Stolper	6,936,287	394,273	N/A

Based on these results, the following nominees were elected as directors at the Annual Meeting, each to serve until the next annual meeting of stockholders and until his or her successor is elected and qualified: Stephen A. Block, Mary Ann Gray, Michael E. Herman, John Poyhonen, Kent Snyder, Daniel E. Stebbins and Christopher J. Twomey.

Proposal 2: Ratification of selection of independent registered public accounting firm for the fiscal year ending December 31, 2017

	For	Against	Abstain	Broker Non-Votes

Votes:	20,748,230	743,908	460,478	N/A

Proposal 3: Approve a resolution providing advisory approval of the Company's executive compensation.

	For	Against	Abstain	Broker Non-Votes

Votes:	17,742,101	3,214,462	996,053	N/A

Proposal 4: Approved a resolution providing advisory approval of the frequency of future advisory votes on executive compensation.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

Votes:	19,394,692	879,959	1,089,629	588,335	N/A

Based upon the voting results on Proposal 4, as set forth above, and consistent with the Board's recommendation, the Board has determined that non-binding advisory votes on executive compensation will be submitted to the Company’s stockholders on an annual basis until the next required vote on the frequency of stockholder votes on executive compensation.

Item 7.01 Regulation FD Disclosure.

On May 22, 2017, the Company issued a press release announcing the final results of the Annual Meeting, entry into the Standstill Agreement, and certain related matters as described in Item 1.01 and Item 5.07 above. The full text of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, the information furnished pursuant to Item 7.01 of this report is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Standstill Agreement, dated as of May 19, 2017, among Senomyx, Inc. and the Concerned Shareholders and Nominees of Senomyx

99.1	Press Release of Senomyx, Inc., issued on May 22, 2017, titled “Senomyx Confirms Previously Announced Results of 2017 Annual Meeting”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENOMYX, INC.

By:	/s/ Catherine Lee
Name:	Catherine Lee
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 22, 2017

Exhibit Index

Exhibit Number	Description
10.1	Standstill Agreement, dated as of May 19, 2017, among Senomyx, Inc. and the Concerned Shareholders and Nominees of Senomyx
99.1	Press Release of Senomyx, Inc., issued on May 22, 2017, titled “Senomyx Confirms Previously Announced Results of 2017 Annual Meeting”